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                                                                    Exhibit 10.9

     Ms. Pasqualoni's Employment is the same as the Employment Agreement in
Exhibit 10.6, which is incorporated herein by reference except as to: (i) the name of the Executive, which is Sheri C. Pasqualoni; (ii) the signatory for the Company, which is Robert T. Kenney; (iii) the position in Section 1, which is Senior Vice President-Marketing, Trust & Investment Management; and (iv) the amount of the base salary in Section 3(a), which is $125,000.